Exhibit 32.1

Section 1350 Certification

(Principal Executive Officer)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Chaparral Steel Company (the “Company”) on Form 10-K/A (Amendment No. 1) for the fiscal year ended May 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tommy A. Valenta, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 25, 2005
/s/ Tommy A. Valenta
Tommy A. Valenta
Principal Executive Officer